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                                MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT dated as of 12 - 21, 1995, between THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("LESSOR"), having a place of business at 1211 Avenue of the Americas, New York, New York 10036 and NATIONAL FIBERSTOK CORPORATION, a Delaware corporation ("LESSEE"), having a place of business at 5775 Peachtree Dunwoody Road, Suite C-150, Atlanta (Fulton County), Georgia 30342. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 7 of Exhibit A hereto.

1. EQUIPMENT LEASED AND TERM. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the terms and conditions set forth herein, in EXHIBIT A attached hereto and made a part hereof, and in each Supplement executed pursuant hereto (collectively, as any of them may be amended or modified the "LEASE"), the Equipment described in any Supplement executed by the parties pursuant to this Lease. Each item of Equipment shall be subjected to this Lease by the execution by the parties hereto of a Supplement, which shall constitute Lessee's irrevocable acceptance of such item of Equipment for all purposes of this Lease. Each Supplement shall incorporate therein all of the terms and conditions of this Lease and shall constitute a part of this Lease. The term of the lease of each item of Equipment hereunder shall commence on the Commencement Date specified in the Supplement pertaining thereto (the "COMMENCEMENT DATE") and shall continue for the term specified in EXHIBIT A. Lessee shall arrange for delivery and installation of each item of Equipment and Lessor shall have no responsibility or obligation whatsoever with respect to such arrangement.

2. RENT; NET LEASE. The aggregate rent payable during the Lease Term with respect any Equipment shall be in the amount shown with respect to such Equipment on the Supplement pertaining thereto and shall be determined in the manner set forth in EXHIBIT A. Such rent shall be payable at the times set forth in Section 5 of EXHIBIT A and in the amounts shown in the applicable Supplement, and any payment not made when due shall bear late charges thereon calculated at the Late Charge Rate. All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. ALL RENT SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF OF ANY AMOUNT WHATSOEVER. THE OPERATION AND USE OF THE EQUIPMENT SHALL BE AT THE RISK OF LESSEE AND NOT OF LESSOR AND THE OBLIGATION OF LESSEE TO PAY RENT HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES. This Lease is a net lease and all operational expenses with respect to the Equipment are to be paid by the Lessee. This Lease is irrevocable for the full term hereof and for the aggregate rents therein reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason.

3. CONDITIONS PRECEDENT. (a) Lessor shall not be obligated to accept and execute the first Supplement or to lease any Equipment to Lessee unless on the Commencement Date all legal matters with respect to, and all legal documents executed in connection with, the contemplated transactions are satisfactory to Lessor and all of the following conditions are met to the satisfaction of Lessor (except that the terms of clauses (i)(A), (B) and (E) are required in connection with the initial Supplement only): (i)Lessor shall have received (A) a satisfactory Secretary's Certificate certified by Lessee's Secretary or Assistant Secretary and an opinion of counsel in substance satisfactory to Lessor, (B) a duly executed Supplement covering the items of Equipment to be leased hereunder; (C) evidence satisfactory to it as to the proper calculation of the amount of the Advance Amount of such items of Equipment; (D) such Uniform Commercial Code, tax and judgment lien searches as Lessor shall deem necessary and desirable, and such releases and terminations of such Liens as Lessor in its sole discretion shall require;
(E)(1) the duly executed Guaranty from each Guarantor; and (2) a satisfactory Secretary's Certificate from each Guarantor's Secretary or Assistant Secretary; and (F) in form and substance satisfactory to it, such other Documents and information as Lessor shall reasonably request; (ii) all representations and warranties of Lessee contained herein or in any document or certificate furnished Lessor in connection herewith shall be true and correct on and as of the date of such Supplement with the same force and effect as if made on and as of such date; Lessor shall have a perfected first and only Lien on such Equipment, and the Equipment shall be satisfactory to Lessor; (iv) no Event of Default or Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the Equipment specified in such Supplement; (v) in the sole judgment of Lessor, there shall have been no material adverse change in the financial condition or business of Lessee or DEC International, Inc., from August 31, 1995 and McCown DeLeeuw and Co., II, L.P. and McCown DeLeeuw Associates, L.P. from June 30, 1995; and
(vi) all legal matters and all proceedings to be taken in connection with the transactions contemplated by the Lease, such Supplement and all other Documents shall be satisfactory, or satisfactory in form and substance, as case may be, to Lessor and its counsel; (vii) the Escrow Account shall have been established and funded pursuant to the Escrow Agreement, and (viii) Lessor shall be satisfied that all amounts included in the Advance Amount have been, or concurrently with Lessor's acceptance of such Supplement will be, paid in full.

4. REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Lease and to execute each Supplement, Lessee represents and warrants to Lessor that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized, and is duly qualified to do business and in good standing in each jurisdiction in which the Equipment is located or the conduct of its business or the ownership of its assets requires such qualification; (b) this Lease, each Supplement, the Escrow Agreement, the Progress Payment Agreement and all other Documents have been (or will have been, when executed and delivered) duly authorized, executed and delivered by Lessee and constitute a legal, valid and binding obligation of Lessee enforceable in accordance with their respective terms except as such rights may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally; (c) the execution, delivery and performance of this Lease does not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee except for those consents which have been previously obtained, and does not contravene any law, regulation, judgment, or order applicable to Lessee, or the certificate of incorporation or bylaws of Lessee, or contravene


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the provisions of, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under, any instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected, and no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease, the Escrow Agreement, the Progress Payment Agreement and the other Documents except for those authorizations which have previously been obtained; (d) Lessee is not in default under any material mortgage, indenture, contract, agreement, judgement or other undertaking to which Lessee is a party; (e) on each Commencement Date, Lessor shall have good and marketable title to the items of Equipment being subjected to this Lease on such date, free and clear of all Liens, (f) except as disclosed in writing to Lessor prior to the date of this Lease, there is no material action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee or any of its assets; (g) the financial statements of Lessee and each Guarantor heretofore furnished to Lessor are complete and correct fairly present the financial condition of Lessee and each Guarantor, respectively, and the results of the operations of Lessee and each Guarantor, respectively, for the respective periods covered thereby and have been prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in any such financial condition or operations; (h) Lessee's principal place of business is located at the address set forth in the introductory paragraph of this Lease; (i) Lessee has not changed its name and has not done business in any name other than that set forth in the introductory paragraph to this Lease;
(j) Lessee has filed all Federal, state and local income tax returns that are required to be filed, has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes and assessments have become due, and does not have any knowledge of any actual or proposed deficiency or additional assessment in connection therewith, and the charges, accruals and reserves on the books of Lessee in respect of Federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods; and (k)
(i) the operations of Lessee comply in all material respects with all applicable Environmental Laws; (ii) none of the operations of Lessee is subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws; (iii) none of the operations of Lessee is the subject of federal or state investigation to determine whether any remedial action is needed to respond to a release of any Hazardous Material into the environment, and (iv) Lessee has no known material contingent liability in connection with any release of any Hazardous Material into the environment.

5. COVENANTS. (a) COMPLIANCE WITH LAWS. Lessee shall : (i) use the Equipment in the conduct of the lawful business of Lessee and in a careful and proper manner, will comply with and conform with and conform to all governmental laws, rules and regulations relating thereto, all environmental laws, and will cause the Equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals and only by competent and duly qualified personnel; (ii) maintain its existence as a legal entity and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business, (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Lease and the proper conduct of its business; (iv) pay all fees, taxes, assessments and governmental charges or levies imposed upon any item of Equipment; (v) not change its name or its chief place of business; (vi) qualify to do business, and remain qualified in good standing, in each jurisdiction in which the Equipment is from time to time located; and (vii) comply strictly and in all respect with the requirements of all Environmental Laws and related regulations and with all similar applicable laws and regulations.

    (b) OPERATION AND MAINTENANCE. Lessee shall, at its own expense, keep and maintain the Equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefor so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become the property of Lessor and part of the Equipment. The Equipment must be covered by a service/maintenance agreement with the manufacturer or a person approved by Lessor and a copy thereof available for inspection by Lessor. All replacement parts must be purchased from sources approved by the manufacturer and copies of all purchase orders with respect to replacement parts delivered to Lessor.

    (c) NO IMPROVEMENTS. Lessee shall not make or authorize any improvement, change, addition or alteration to the Equipment without the prior written approval of Lessor (i) if such improvement, change, addition or alteration would impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition or alteration, or (ii) if any parts installed in or attached to or otherwise becoming a part of the Equipment as a result of any such improvement, change, addition or alteration would not be readily removable without damage to the Equipment. Any part which is added to the Equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the Equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior to the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.

    (d) FINANCIAL STATEMENTS. (i) Lessee shall, in accordance with generally accepted accounting principles, keep proper books of record and account in which entries will be made of all dealings or transactions in relation to its business and activities; (ii) furnish to Lessor the following financial statements, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved, (A) as soon as available, but not later than 120 days after the end of each fiscal year, a consolidated balance sheet of Lessee and Lessee's Parent Company as at the end of such fiscal year, and consolidated statements of income

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and consolidated statements of cash flow of Lessee and Lessee's Parent
Company, and all footnotes, of such fiscal year together with comparative information for the prior fiscal year, audited by certified public accountants acceptable to Lessor, and (B) as soon as available, but not later than 90 days after the end of each of the first three quarterly periods of each fiscal year, a consolidated balance sheet of Lessee and Lessee's Parent Company as at the end of such quarterly period and consolidated statements of income and consolidated statements of cash flow of Lessee and Lessee's Parent Company for such quarterly period and for the portion of the fiscal year then ended together with comparative information for the prior comparable period, certified as to their accuracy by the chief financial officer of Lessee or Lessee's Parent Company; (iii)(A) furnish to Lessor, together with the financial statements described in clauses 5(d)(i)(A) and 5(d)(i)(B) above, a statement signed by the chief financial officer of Lessee or Lessee's Parent Company certifying that Lessee and Lessee's Parent Company are in compliance with all financial covenants contained in any documents evidencing a financial obligation to which Lessee or Lessee's Parent Company is a party, or if Lessee or Lessee's Parent Company is not in compliance, the nature of such noncompliance or default, and the status thereof (such statement shall set forth the actual calculations of any financial covenants and the details of any amendments or modifications of any financial covenants), and (B) promptly, such additional financial and other information as lessor may from time to time reasonably request.

    (e) INSURANCE. Lessee shall obtain and maintain at all times on the Equipment, at its expense, all-risk physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Lessor; PROVIDED, that the amount of all-risk physical damage insurance shall not on any date by less than the greater of the full replacement value or a sum equal to all the rent due thereon, plus all rent to become due. Each physical damage insurance policy shall name Lessor as loss payee. Each liability insurance policy shall name Lessor as additional insured. Each insurance policy shall also require that the insurer give Lessor at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may, at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease. Physical damage insurance proceeds shall be applied as set forth in Subsection 6(b) hereof.


    (f) TITLE; IDENTIFICATION; PERSONAL PROPERTY; INSPECTION. Title to the equipment shall at all times remain in Lessor. Upon the request of Lessor in writing, Lessee shall, at its expense, attach to each item of Equipment a notice satisfactory to Lessor disclosing Lessor's ownership of such item of Equipment. The Equipment is and shall remain personal property. Lessor shall have the right from time to time during reasonable business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and in the event Lessee does not exercise its purchase option in accordance with the provisions of Subsection 9(b) hereof, during the last twelve months of the Lease Term of the Equipment, upon prior written notice to Lessee, Lessor shall also have the right to demonstrate and show the Equipment to others and to inspect the books and records of Lessee pertaining to the Equipment. Lessee shall permit Lessor or its authorized representative, at any reasonable time or times, to inspect the Equipment and, following the occurrence and during the continuation of an Event of Default, to inspect the books and record of Lessee. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security.

    (g) LOCATION; ASSIGNMENT OR SUBLEASE; NO LIENS. NO ITEM OF EQUIPMENT SHALL BE REMOVED FROM ITS LOCATION SHOWN ON THE SUPPLEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. LESSEE SHALL NOT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, PART WITH POSSESSION OR CONTROL OF THE EQUIPMENT OR ATTEMPT OR PURPORT TO SUBLEASE, SELL, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER OR SUFFER A LIEN AGAINST ANY INTEREST IN THIS LEASE OR ANY OF THE EQUIPMENT NOR ASSIGN ITS RIGHTS UNDER THIS LEASE. LESSEE AGREES THAT IT SHALL PROMPTLY, AT ITS EXPENSE, SATISFY, DISCHARGE AND OTHERWISE TAKE SUCH ACTION AS MAY BE NECESSARY TO KEEP THE EQUIPMENT FREE AND CLEAR OF, AND TO DULY DISCHARGE, ANY LIEN.

    (h) NOTIFICATION REQUIREMENTS. Lessee will promptly give written notice to Lessor of: (i) the occurrence of any Default or Event of Default; (ii) the occurrence of any Event of Loss; (iii) the commencement or threat of any material litigation or proceedings affecting Lessee or the Equipment; and (iv) any dispute between Lessee and any governmental regulatory body or other party that involves any of the Equipment or that might materially interfere with the normal business operations of Lessee; (v) any Release of Hazardous Materials or contaminants from any of Lessee's property or the Equipment; and (vi) Lessee's receipt of any notice that (A) the operations of Lessee are not in material compliance with the requirements of applicable Environmental Laws, (B) Lessee is subject to a federal or state investigation to determine whether any remedial action is needed to respond to the Release of any Hazardous Material into the environment, or (C) the filing of any Environmental Lien against any properties or assets of Lessee.

    (i) FURTHER ASSURANCES. Lessee shall promptly, at Lessee's expense, execute and deliver to Lessor such instruments and documents, and take such action, as Lessor may from time to time reasonably request in order to carry out the intent and purpose of this Lease and to


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establish and protect the rights, interest and remedies created, or intended to be created, in favor of Lessor hereby. Lessee hereby authorized Lessor to file the Lease or any financing statements with respect to the Lease and the Equipment. Lessee agrees to execute and deliver any statements requested by Lessor for such purpose.

    (j) NEGATIVE COVENANTS. Lessee will not, except as may otherwise be expressly permitted under Subsection 9(c) hereof, (i) liquidate or dissolve;
(ii) change the form of organization of its business; (iii) without thirty (30) days prior written notice to Lessor, change its name or its chief place of business; or (iv) change, in any material manner, the nature of its business as conducted on the date hereof.

6. LOSS OR DAMAGE. (a) Lessee agrees to bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment, and Lessee shall promptly cause the affected part or parts of the Equipment to be replaced or restored to the condition and repair required to be maintained by Section (b) hereof. Upon the occurrence of an Event of Loss with respect to any item of Equipment, Lessee (i) may, so long as no Default or Event of Default has occurred and is continuing hereunder, replace such Equipment with equipment (which shall thereupon become Equipment) of a value and utility, as determined by CIT in its reasonable business judgement, equal to or greater than that of the Equipment suffering the Event of Loss (the value and utility of the Equipment suffering the Event of Loss being determined as of immediately prior to the Event of Loss) or (ii) shall pay to Lessor withing thirty (30) days after said Event of Loss (the "LOSS PAYMENT DATE") an amount equal to the sum of (i) the Stipulated Loss Value of such item of Equipment computed as of the Rent Payment Date with respect to such item of Equipment on or immediately preceding the date of the occurrence of such Event of Loss, and (ii) all rent and other amounts which would be payable under the Lease hereunder for such item of Equipment but for such Event of Loss up to and including the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of Equipment hereunder shall terminate, and Lessor will transfer to Lessee, Lessor's right, title and interest in and to such item of Equipment, on an "AS-IS, WHERE-IS" BASIS, WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OF TITLE OTHER THAN A WARRANTY THAT THE EQUIPMENT IS FREE AND CLEAR OF ANY LESSOR'S LIEN.

    (b) Any payments received at any time by Lessor or Lessee from any insurer with respect to loss or damage to the Equipment shall be applied as follows:
(i) if such payments are received with respect to an Event of Loss they shall be paid to Lessor, but to the extent received by Lessor, they shall reduce or discharge, as the case may be, Lessee's obligation to pay the amounts due to Lessor under Subsection 6(a) hereof with respect to such Event of Loss; or (ii) if such payments are received with respect to any loss of or damage to the Equipment other than an Event of Loss, such payments shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to Lessee to reimburse Lessee for its payment of the costs and expenses incurred by Lessee in replacing or resorting pursuant to Subsection 6(a) hereof the part or parts of the Equipment which suffered such loss or damage. Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage to the Equipment.

7. NO WARRANTIES BY LESSOR. (a) LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE AND LESSEE HEREBY EXPRESSLY WAIVES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO THE DESIGN, QUALITY OR CONDITION OF THE EQUIPMENT OR ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE OR AS TO THE TITLE TO OR LESSOR'S OR LESSEE'S INTEREST IN THE EQUIPMENT OR AS TO ANY OTHER MATTER RELATING TO THE EQUIPMENT OR ANY PART THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED BY LESSOR "AS-IS" TO LESSEE AND THAT ALL SUCH RISKS, AS BETWEEN LESSEE AND LESSOR ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. LESSEE, ACCORDINGLY, AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR BASED THEREON. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment.

    LESSEE CONFIRMS THAT IT HAS SELECTED THE EQUIPMENT AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGEMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY LESSOR, AND LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT.

    LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE ACCOUNTING TREATMENT TO BE ACCORDED TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR AS TO ANY TAX CONSEQUENCES AND/OR TAX TREATMENT THEREOF.

    (b) Lessee is aware of the identity of all manufacturers and/or suppliers of the Equipment and the terms of the agreements (including any warranties) made by such entities. Lessor hereby assigns to Lessee such rights as Lessor may have (to the extent lessor may validly assign such rights) under all manufacturers' and suppliers' warranties with respect to the Equipment; PROVIDED, HOWEVER, that the foregoing rights shall

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automatically revert to Lessor upon the occurrence and during the continuance of any Event of Default hereunder, or upon the return of the Equipment to Lessor. Lessee agrees to settle all claims with respect to the Equipment directly with the manufacturers or suppliers thereof, and to give Lessor prompt notice of any such settlement and the details of such settlement.

8. TAX INDEMNITY. Lessee hereby agrees to pay and to indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes), imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called "IMPOSITIONS", which are at any time levied or imposed against Lessor, Lessee, this Lease, the Equipment or any part thereof by any Federal, state or local government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, with respect to, as a result of or measured by (a) the Equipment (or any part thereof), or this Lease or the interest of the Lessor therein; or (b) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the Equipment or any part thereof; or (c) the rentals, receipts or earnings payable under this Lease or otherwise arising from the Equipment or any part thereof, EXCLUDING, HOWEVER, taxes based on or measured by the net income of Lessor that are imposed by (i) the United States of America, or (ii) any State of the United States of America or any political subdivision of any such State. Lessor shall pay, and, promptly upon receipt of Lessor's invoice therefor, Lessee shall reimburse Lessor for paying, the Impositions, UNLESS Lessor and Lessee shall agree in writing that Lessee shall pay any Impositions directly. Any payments made by Lessee under this Section 8 shall be made on an After-Tax Basis. The obligations of Lessee under this
Section 8 shall survive the expiration or earlier termination of this Lease.

9. RETURN; PURCHASE OPTION; TERMINATION. (a) RETURN PROVISIONS. Unless Lessee shall elect to purchase the Equipment in accordance with the provisions of Subsection 9(b) of the Lease, Lessee shall, upon the expiration or earlier termination in accordance with the provisions hereof of the Lease Term of each item of Equipment, Lessee, at Lessee's sole expense, shall return such item of Equipment to Lessor at such places within the continental United States of America as Lessor shall designate in writing to Lessee free and clear of all Liens. Until such item of Equipment is returned to Lessor pursuant to the provisions of this Subsection 9(a), all of the provisions of the Lease with respect thereto shall continue in full force and effect. Lessee shall pay all the costs and expenses in connection with or incidental to the return of the Equipment, including, without limitation, the cost of removing, dismantling, assembling, packing, insuring and transporting the Equipment. All dismantling and handling of each item of Equipment is to be in accordance with the original manufacturer's specifications or normal industry practices for new machines, and if requested by Lessor, conducted by a representative of the original manufacturer. Any special transportation devices such as metal skids, lifting slings, brackets, etc. which were with the item of Equipment when it was originally shipped by the original manufacturer or vendor must be used in returning the Equipment. Each item of Equipment shall be certified by the manufacturer as being in compliance with its specifications pertaining to such item of Equipment. In addition, at the time of such return, (i) the Equipment shall be capable of passing performance tests according to manufacturer's specifications, (ii) all peripherals and additional systems on all pieces of Equipment must be intact and correctly operational, (iii) all pneumatic, electrical, hydraulic and mechanical systems on the Equipment must be operational according to manufacturer's specifications, and (iv) the Equipment otherwise shall be in the condition and repair required to be maintained under Subsection 5(b) of the Lease.

    (b) PURCHASE OPTION. So long as no Event of Default shall have occurred and be continuing, Lessee may, by written notice given to Lessor at least twenty (20) months but not more than twenty-four (24) months prior to the expiration date of the Lease Term of the Equipment covered by the initial Supplement (which notice shall be irrevocable), elect to purchase all, but not less than all, of the items of Equipment leased hereunder on the applicable expiration date of each item of Equipment for a cash purchase price equal to 20.00% of the Advance Amount, plus an amount equal to all taxes (other than income taxes on any gain on such sale), costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. Notwithstanding anything to the contrary contained herein, Lessee shall at all times have the right, subject to the conditions herein set forth, to purchase all or any part of the Equipment on the expiration date of the Lease for the cash purchase price stated in this Subsection 9(b) prior to any sale of Equipment to any third party. Upon payment by Lessee of such purchase price, and of all other amounts then due and payable by Lessee hereunder, Lessor shall transfer title to such Equipment to Lessee on an "AS-IS, WHERE-IS" BASIS, WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OF TITLE OTHER THAN A REPRESENTATION AND WARRANTY THAT SUCH EQUIPMENT IS FREE AND CLEAR OF ANY LESSOR'S LIENS.

    (c) TERMINATION FOR CHANGE EVENT. (i) Not less than twenty (20) Business Days prior to the date a proposed Change Event is expected to be consummated, Lessee shall give Lessor written notice of the proposed Change Event. In the event the Change Event is consummated over Lessor's objection, Lessor may, at its sole option, terminate the Lease and require that Lessee elect to either (i) purchase all items of Equipment on or prior to the later of the date the Change Event is to be consummated or the Notice Date (as defined below)(the "MANDATORY TERMINATION DATE") for the Stipulated Loss Value thereof as of the Rent Payment Date immediately preceding the date Lessor gave Lessee written notice of Lessor's election to terminate the Lease (the "NOTICE DATE"), or (ii) prior to the Mandatory Termination Date, find a third party purchaser to purchase all items of Equipment on or prior to the Mandatory Termination Date and return the Equipment, at Lessee's expense, to such place within the continental United States of America as such third party purchaser shall specify in accordance with the provisions of Subsection 9(a). In the event Lessee fails to elect the provisions in clause (i) or (ii) of the preceding sentence, Lessor shall make such election.

On or prior to the Mandatory Termination Date, Lessee shall pay to Lessor, in the case of (i), the Stipulated Loss Value or in the case of (2), the difference, if any, between the purchase price paid by the third party purchaser and the Stipulated Loss Value of the Equipment as of the Rent Payment Date immediately preceding the Notice Date, together, in the case of both (i) and
(ii), with all other amounts then due and owing under the Lease, including all rent and late charges, if any, due on or prior to the Mandatory Termination Date, and all taxes (other than income taxes on any gain on such sale), and reasonable costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. On receipt of the foregoing amounts, Lessor shall transfer title to the Equipment to Lessee or third party purchaser, as the case may be, or an "AS-IS, WHERE-IS" BASIS , WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OF TITLE EXCEPT FOR A WARRANTY THAT THE EQUIPMENT IS FREE AND CLEAR OF ANY LESSOR'S LIEN.

    (ii) A "CHANGE EVENT" shall be one in which: (A) Lessee enters into any transaction of merger or consolidation where (1) it shall not be the surviving corporation or (2) if it is the surviving corporation, its tangible net worth, after giving effect to such merger or consolidation, does not equal or exceed that which existed prior to such merger or consolidation; or (B) Lessee sells, transfer, or otherwise disposes of all or any substantial part of its assets, or (C) with respect to the voting stock of Lessee or any Parent Company, any Person, or group of Persons acting together, becomes or agrees to become the beneficial owner (directly or indirectly) or 25% or more of Lessee or any Parent Company's shares of voting stock (excluding current shareholders as of the date of the Lease owning 25% or more of Lessee's or any Parent Company's shares of voting stock).

    (d) VOLUNTARY TERMINATION. So long as no Default or Event of Default shall have occurred and be continuing, Lessee may, by written notice given to Lessor at least 30 days (but not more than 90 days) prior to any Rent Payment Date occurring after the 30th Rent Payment Date with respect to the Equipment covered by the last Supplement executed hereunder (which notice shall be irrevocable), elect to purchase all, but not less than all, items of Equipment leased hereunder on such Rent Payment Date for a cash purchase price equal to the Termination Value of such Equipment plus in each case an amount equal to all taxes (other than income taxes on any gain on such sale), costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale and any amounts then due and owing hereunder. Upon payment by Lessee of such purchase price and of all other amounts then due and payable by Lessee hereunder (including, without limitation, the monthly installment of rent due on the Rent Payment Date on which the termination occurs), Lessor shall transfer title to the Equipment to Lessee on an "AS-IS, WHERE IS" BASIS, WITHOUT REPRESENTATION OR WARRANTY (OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY) AS TO MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OF TITLE OTHER THAN A WARRANTY THE EQUIPMENT IS FREE AND CLEAR OF ANY LESSOR'S LIEN. Notwithstanding the foregoing, Lessor agrees that Lessee may make voluntary prepayments in an aggregate amount up to $400,000 at any time during the term of the Lease.

10. EVENTS OF DEFAULT. An Event of Default shall occur if: (a) Lessee fails to pay when due any installment of rent or other amount when due and such failure continues for a period of 10 days; (b) Lessee shall fail to maintain the insurance required by Subsection 5(c) hereof or Lessee violates the covenants contained in Subsection 5(g) or 5(j) hereof; (c) Lessee shall fail to observe any other covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for 30 days after the earlier of the date on which Lessee obtains knowledge of such failure or the date on which notice thereof shall be given by Lessor to Lessee; (d) any representation or warranty made by Lessee herein, or made by Lessee or any Guarantor in any Document or financial or other statement now or hereafter furnished Lessor in connection with the Lease, or made by any Guarantor in any Guaranty, shall prove at any time to have been untrue or misleading in any material respect as of the time when made; (e) Lessee, any Guarantor or any Affiliate thereof shall (i) default in the payment or performance of any obligation for payment of lease (whether or not capitalized) or any guarantee to Lessor any Affiliate thereof and such default shall have been continuing for a period of 10 days, or (ii) default in the payment of any obligation for payment or lease (whether or not capitalized) or amount guaranteed in the original principal balance, aggregate rental amount or amount guaranteed greater than $1,000,000.00 to any other Person for a period of ninety (90) days after the same becomes due and owing and no cure has been effected which is satisfactory to the holder or beneficiary of such obligation, (f) Lessee or any Guarantor ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay it respective obligations as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against either of them in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if Lessee or its shareholders or any Guarantor or the shareholders or partners thereof shall take any action looking to its dissolution or liquidation; (g) within 60 days after the commencement of any proceeding against Lessee or any Guarantor seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if, within 60 days after the appointment without Lessee's or a Guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (h) any Guarantor shall fail to observe or perform any of the terms or conditions of its respective Guaranty or any guaranty shall be full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Guarantor, or any Guarantor shall deny that such Guarantor has any further liability to CIT with respect thereto; (i) a default or breach shall occur with respect to the Escrow Agreement or the Escrow Account; or (j) Lessee or Lessee's Parent Company shall, in material manner, change the nature of its business as conducted on the date hereof.

11. REMEDIES. (a) If an Event of Default specified in Subsections 10(f) or 10(g) above shall occur, then, and in any such event, this Lease shall, without any declaration or any other action by Lessor, be in default, and without any notice or declaration from Lessor and without any action or demand by Lessor, the Stipulated Loss Value of the Equipment as of the Rent Payment Date immediately succeeding the date the last installment of rent was received by Lessor from Lessee plus all unpaid rent and other amounts owing under or with respect to this Lease shall be immediately due and payable by Lessee to Lessor. If an Event of Default, other than Event of Default specified in Subsections 10(f) or 10(g) above, shall occur and be continuing Lessor may, by notice of default given to Lessee, declare this Lease to be in default, whereupon the Stipulated Loss Value of the Equipment as of the Rent Payment Date immediately succeeding the date the last installment of rent was received by Lessor from Lessee together with all unpaid rent and all other amounts payable under or with respect to this Lease shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. During the continuance of any Event of Default hereunder, Lessor shall have the right to pursue and enforce any of its rights and remedies under this Section 11.

    (b) If an Event of Default shall occur and be continuing, Lessor may exercise, in addition to all other rights and remedies granted to it in this Lease and in any other instrument or agreement securing, evidencing or relating to the obligations of Lessee hereunder, all rights and remedies of secured parties under the Code or under any other applicable law. Without limiting the generality of the foregoing, Lessee agrees that in any such event, Lessor, without demand or performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Lessee or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Equipment (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lessor's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lessee further agrees, at Lessor's request, to make the Equipment available to Lessor at places which Lessor shall reasonably select, whether at Lessee's premises or elsewhere. Lessor shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Equipment or in any way relating to the rights or Lessor hereunder, including attorneys' fees and legal expenses incurred by Lessor in the collection or enforcement of its rights hereunder or in connection with any bankruptcy proceeding involving Lessee and/or the Equipment, including relief from stay motions, cash collateral disputes, assumption/rejection motions and disputes concerning any proposed disclosure statement and plan proposed during any such case) to the payment in whole or in part of the obligations of Lessee hereunder, in such order as Lessor may elect and only after so applying such net proceeds and after the payment by Lessor of any other amount required by any provision of law (including Section 9-504(1)(c) of the Code), need Lessor account for and pay the amount of surplus, if any, to Lessee. To the extent permitted by applicable law, Lessee waives all claims, damages, and demands against Lessor arising out of the repossession, retention or sale of the Equipment. Lessee agrees that Lessor need not give more than 10 days' notice (which notification shall be deemed given when mailed postage prepaid, addressed to Lessee at its address set forth in above) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. In addition, Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the placing of the Equipment in the condition required by this Section 11, an Lessee shall be liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lessor is entitled.

    (c) No remedy referred to in this Section 11 is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity, and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

    (d) To the extent permitted by applicable law, Lessee hereby waives presentment, demand, protest or any notice, except as hereinabove provided in this Section 11 (to the extent permitted by applicable law) of any kind in connection with this Lease or any Collateral. No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. After the occurrence of any Default or Event of Default, the acceptance by Lessor of any payment of rent or other sum owed by Lessee pursuant hereto shall not constitute a waiver by Lessor of such Default or Event of Default, regardless of Lessor's knowledge or lack of knowledge thereof at the time of acceptance of any such payment, and shall not constitute a reinstatement of this Lease if this Lease shall have been declared in default by Lessor pursuant to this Section 11 hereof or otherwise, unless Lessor shall have agreed in writing to reinstate the Lease and to waive the Default or Event of Default any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, or lease or otherwise use the Equipment in mitigation of Lessor's damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

12. INDEMNITY. (a) Whether or not any time of Equipment has been subject to this Lease, Lessee assumes liability for, and shall indemnify, protect, save and keep harmless Lessor and its agents, servants, successors and assigns (each, an "INDEMNITEE") from and against any and all liabilities, obligations, losses, damages, disbursements, penalties, claims, judgments, actions, suits, costs and expenses, including legal expenses, of whatsoever kind and nature (each a "CLAIM"), imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of the execution, delivery, enforcement, performance or administration of this Lease. Lessor's interest in the Equipment or the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort for strict liability and any claim for patent, trademark or copyright infringement) including, without limitation, as a direct or indirect result of the violation or alleged violation by Lessee of any Environmental Law or any law or regulation relating to Hazardous Material treatment, storage, disposal, generation and transportation, air, water and noise pollution, soil or ground water contamination, the handling, storage or Release into the environment of Hazardous Materials, or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or Release from, properties utilized by Lessee in the conduct of its business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Materials; PROVIDED, HOWEVER, that Lessee shall not be required to indemnify any Indemnitee for lessor liability arising from acts or events which occur after the Equipment has been returned to Lessor in accordance with this Lease, or for loss or liability or for loss or liability resulting solely from the willful misconduct or gross negligence of such Indemnitee. Any payments made by Lessee under this Section 12 shall be made on an After-Tax Basis. The provisions of this Section 12 shall survive the expiration or earlier termination of this Lease.

    (b) Whether or not any of the transactions contemplated hereby shall be consummated, Lessee agrees to pay (i) all reasonable out-of-pocket expenses of Lessor in connection with the negotiation, preparation, execution and delivery of this Lease and related documents, including, without limitation, the reasonable fees and disbursements of counsel for Lessor, (ii) all fees and taxes in connection with the recording of this Lease or any other document or instrument required hereby; and (iii) all costs and expenses of Lessor in connection with the enforcement of this Lease, including all legal fees and disbursements arising in connection therewith and (iv) all license, filing and registration fees and assessments and other charges, if any which may be payable or determined to be payable in connection with the execution, delivery and performance of the Lease or any modification hereof.

13. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of all the obligations of Lessee hereunder and under the Supplements and any other indebtedness and obligations of any kind whatsoever of Lessee to Lessor, whether now existing or hereafter incurred or from time to time reduced and thereafter increased ("OBLIGATIONS"), and in order to induce Lessor to enter into this Lease, Lessee hereby grants to Lessor a continuing first priority security interest in and to all of its present and future right, title and interest in, to and under the Equipment and all Proceeds thereof. In the event that this Lease is deemed to create a security interest under the Code, any transfer from Lessor to Lessee of title to any Equipment deemed to result therefrom shall obligate Lessee to pay to Lessor the purchase price of such Equipment which shall be computed as follows: (a) at any time prior to the end of the Lease Term, such purchase price shall equal the sum of (i) all accrued and unpaid rent for such Equipment, (ii) the Stipulated Loss Value of such Equipment computed as of the Rent Payment Date on or immediately preceding the date of such payment and (iii) all other amounts then due under this Lease; or (b) at the end of the Lease Term, such purchase price shall equal the sum of (i) all unpaid rent for such Equipment, (ii) the purchase option price and all other amounts provided for by the applicable Exhibit A and
(iii) all other amounts then due under this Lease. Until Lessee has paid to Lessor the purchase price of such Equipment as described above, the obligations of Lessee which are collateralized in this Section 19 shall include, without limitation, the obligation of Lessee to pay to Lessor the purchase price of such Equipment as described in this Section 13.

14. MISCELLANEOUS. (a) The Lease shall be binding upon and inure to the benefit of Lessor and to the extent permitted by Subsection 9(c) hereof, Lessee's permitted assigns and successors. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. This Lease may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. All representations and warranties made in this Lease and any certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Lease and the lease of the equipment hereunder, and the agreements contained in Sections 8 and 12 hereof shall survive the expiration or earlier termination of this Lease.

    (b) Lessee hereby irrevocably authorizes Lessor to correct typographical and patent errors and to fill in such blanks as serial numbers and dates herein and in the Supplements and any other Documents, and Lessee agrees that Lessor may relay upon and act pursuant to this authorization until Lessor receives written notice to the contrary.

    (c) In the event that the Lessee shall fail to make any payment hereunder or fails to promptly perform any of its obligations hereunder, Lessor may, at its option, make such payment or perform or comply with such obligation for the account of Lessee without thereby waiving such Default or Event of Default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such payment or performance, together with interest at the Late Charge Rate (but in no event greater than the higher rate permitted by applicable law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment. Lessee may not terminate any Supplement without the written consent of Lessor.

    (d) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect, and Lessee further waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of Lessor's rights under this Lease.

    (e) No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver hereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. After the occurrence of any Default or Event of Default, the acceptance by Lessor of any payment of rent or other sum owed by Lessee pursuant hereto shall not constitute a waiver by lessor of such Default or Event of Default, regardless of Lessor's knowledge or lack of knowledge thereof at the time of acceptance of any such payment, and shall not constitute a reinstatement of this Lease if this Lease shall have been declared in default by Lessor pursuant to
Section 11 hereof or otherwise, unless Lessor shall have agreed in writing to reinstate the Lease and to waive the Default or Event of Default.

    (f) THIS LEASE TOGETHER WITH EXHIBIT A, ANY SUPPLEMENTS EXECUTED PURSUANT HERETO CONTAIN THE COMPLETE, FINAL AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN LESSEE AND LESSOR AND NEITHER THIS LEASE, NOR ANY TERMS HEREOF, MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED ORALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF A CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT.

    (g) THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. LESSEE HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION IN CONNECTION WITH THIS LEASE MAY BE INSTITUTED IN THE COURTS OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK OR THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS LESSOR MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS LEASE, LESSEE HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. LESSEE AND LESSOR ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NONJURY TRIALS. LESSEE AND LESSOR AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS LEASE, LESSEE AND LESSOR HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS LEASE, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND LESSEE AND LESSOR HEREBY AGREE AND CONSENT THAT LESSEE OR LESSOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

    IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed as of the day and year first above written.

THE CIT GROUP/EQUIPMENT                     NATIONAL FIBERSTOK CORPORATION
FINANCING, INC., a New York corporation     a Delaware corporation

By: /s/                                     By: /s/ RM Miklas
    ----------------------------------         -----------------------------
Title:  VP                                  Title: PRESIDENT & CEO
      --------------------------------            --------------------------

                                     EXHIBIT A TO
                                MASTER LEASE AGREEMENT
                               dated as of 12-21, 1995
              between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor and NATIONAL FIBERSTOK CORPORATION, as Lessee

1. MAXIMUM COST OF EQUIPMENT TO BE LEASED HEREUNDER AND PAID FOR BY LESSOR: the lesser of (a) $2,563,000.00 and (b) the sum of an amount which is equal to 86.95652% of the Orderly Liquidation Value of the Equipment plus the Escrow Amount (as defined in Schedule B to Escrow Agreement) (such Escrow Amount not to exceed $400,000.00), such Orderly Liquidation Value to be determined by agreement of Lessor and Lessee, or, failing such agreement, pursuant to an appraisal, at Lessee's expense, done by an independent appraiser satisfactory to Lessor and Lessee as of the Commencement Date of the Lease with respect to such Equipment.

2. EXPIRATION OF LESSOR'S COMMITMENT TO LEASE HEREUNDER: March 29, 1996

3. MAXIMUM NUMBER OF SUPPLEMENTS LESSOR WILL ACCEPT: ________

4. DETERMINATION OF RENT: (i) Lessee shall pay to Lessor rent for each item of Equipment in sixty (60) consecutive monthly installments, with the first installment of rent with respect to such item of Equipment being due thirty (30) days after the Commencement Date with respect to such item of Equipment and succeeding installments being due on the same date of each month thereafter. Each installment of rent with respect to the items of Equipment specified in a Supplement shall be an amount equal to the product of (i) 1.835806%, adjusted upward or downward (as the case may be), in order to maintain the Lessor's economics, for each basis point movement in the Current Treasury Rate from the Base Treasury Rate and (ii) the Advance Amount applicable to such items of Equipment, as set forth in the Supplement covering such Equipment. The rent shall be fixed on the third Business Day prior to the Commencement Date and shall be fixed throughout the Lease Term as of such date. Each installment of rent shall be payable at such address as Lessor may designate.

5. LEASE TERM: The term of the lease of each ratable portion of the aggregate value of Equipment leased hereunder shall commence on the Commencement Date specified in the Supplement pertaining thereto (the "COMMENCEMENT DATE"), and unless earlier terminated pursuant to the provisions hereof, shall continue for a term of sixty (60) months from such Commencement Date.

6. DEFINITIONS. As used in the Master Lease Agreement, the following terms shall have the following defined meanings (applicable to both singular and plural forms), unless the context otherwise requires:

    "ADVANCE AMOUNT": with respect to any item of Equipment, the amount paid for such item of Equipment by Lessor pursuant to Section 1 above.

    "AFFILIATE": with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person. For purposes of this definition, "control" of a Person means the power, direct or indirectly, to vote 10% or more of the securities having voting power for the election of directors of such Person, or otherwise to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

    "AFTER-TAX BASIS": with respect to any payment received or deemed to have been received by any Person, the amount of such payment supplemented by a further payment to that Person so that the sum of the two payments, after deduction of all Taxes and other charges resulting from the receipt (actual or constructive) of such two payments imposed under any Federal, state or local law or of any taxing authority or government subsidiary of any foreign country or by any governmental authority or any taxing authority of any thereof, shall be equal to such payment received or deemed to have been received; PROVIDED, that for purposes of determining the amount of Taxes required to be paid by the recipient of any payment in respect of the receipt thereof, it shall be assumed that Federal, state and local taxes are payable by the recipient at the highest marginal statutory rates in effect for the relevant period.

    "BASE TREASURY RATE": 5.70%.

    "BUSINESS DAY": a day other than a Saturday, Sunday or legal holiday under the laws of the State of New York.

    "CODE": the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

    "COLLATERAL": the Equipment and the Proceeds thereof.

    "CURRENT TREASURY RATE": with respect to each item of Equipment shall mean the yield to maturity for the U.S. Treasury security having a remaining term to maturity closest to 3 years as at the close of business three (3) Business Days prior to the Commencement Date of each item of Equipment as reported on page 5 ("U.S. Treasury and Money Markets") of the information ordinarily provided by Telerate Systems Incorporated as of the close of business on the third Business Day prior to the Commencement Date.

    "DEFAULT": any event which with notice, lapse of time, or both would constitute an Event of Default.

    "DOCUMENTS": the Lease, any Supplement, and any and all documents, instruments, certificates and agreements executed by Lessee or any other Person from time to time in connection with the Lease.

    "ENVIRONMENTAL LAWS": the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other federal, state or local statute, law ordinance, code rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

    "EQUIPMENT": any and all items of property which are listed on EXHIBIT A to any Supplement, together with all now owned or hereafter acquired accessories, parts, repairs, replacements, substitutions, attachments, modifications, additions, improvements, upgrades and accessions of, to or upon such items of property.

    "ESCROW ACCOUNT": that certain Escrow Account as such term is defined in the Escrow Agreement.

    "ESCROW AGREEMENT": that certain Escrow Agreement by and among McCown DeLeeuw and Co., II, L.P., McCown Deleeuw Associates, L.P., Lessor and Norwest Bank Colorado, National Association.

    "EVENT OF LOSS": with respect to any item of Equipment, (i) the actual or constructive loss or loss of use thereof, due to theft, destruction, damage beyond repair or to an extent which makes repair uneconomical or rendition hereof permanently unfit for normal use from any reason who, or (ii) the condemnation, confiscation or seizure thereof, or requisition of title thereto, or use thereof, by any Person.

    "GUARANTOR": DEC International, Inc., McCown Deleeuw and Co., II, L.P. and McCown, DeLeeuw Associates, L.P., and any other guarantor of Lessee's Obligations hereunder.

    "GUARANTY": each Guaranty Agreement, in form and substance satisfactory to Lessor, executed and delivered to Lessor by any Guarantor.

    "HAZARDOUS MATERIALS": any pollutant or contaminant defined as such in (or for the purposes of) any Environmental Laws including, but not limited to, petroleum, any radioactive material, and asbestos in any form or condition.

    "LATE CHARGE RATE": a rate per annum equal to the greater of (i) 2% above the Prime Rate or (ii) 18%, but in no event to exceed the highest rate permitted by applicable law.

    "LEASE": "hereof", "hereto", "hereunder" and words of similar meaning: the Master Lease Agreement of even date herewith between Lessee and Lessor, including this Exhibit A, any Supplement and any other rider, schedule and exhibit executed by Lessee and Lessor in connection herewith, as from time to time amended, modified or supplemented.

    "LEASE TERM": with respect to any item of Equipment, the term of the lease of such item of Equipment hereunder specified in Section 6 of the EXHIBIT A.

    "LESSOR'S LIEN": any mortgage, pledge, lien, security interest, charge, encumbrance, financing statement, title retention or any other right or claim of any Person claiming through or under Lessor, not based upon or relating to ownership of the Equipment of the lease thereof hereunder.

    "LIEN": any mortgage, pledge, lien, security interest charge, encumbrance, financing statement, title retention or any other right or claim of any Person, including, without limitation, any Environmental Lien, but excluding any Lessor's Lien.

    "LOSS PAYMENT DATE": with respect to any item of Equipment, the date on which payment, as described in Subsection 3(a) of the Lease, is made to Lessor by Lessee as the result of an Event of Loss with respect to such item.

    "ORDERLY LIQUIDATION VALUE": the value of an item of Equipment, in terms of money, when sufficient time is available properly to advertise and sell piecemeal lots thereof to a buyer who is under no compulsion to buy by a seller who is compelled to sell over a reasonable period of time.

    "PARENT COMPANY": any Person having beneficial ownership of 25% or more of Lessee's shares of voting stock.

    "PERSON": an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

    "PRIME RATE": the rate publicly announced from time to time as the prime rate of Chemical Bank and all successors or assigns thereof ("CB"), the Prime Rate shall be determined by Lessor at the close of business on the 15th day of each calendar month (if the 15th day is not a Business Day then on the first preceding Business Day), and shall become effective as of the first day of the calendar month succeeding such determination and shall continue in effect to, and including the last day of said calendar month. The Prime Rate is not intended to be the lowest rate of interest charged by CB in connection with extensions of credit to debtors.

    "PROGRESS PAYMENT AGREEMENT": the agreement between Lessor and Lessee pursuant to which Lessor agrees to make progress payments to vendors in respect of Equipment not yet subject to the Lease but intended to be subject thereto.

    "RELEASE": shall mean, as to any Person, any intentional or unintentional release, abandonment, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, burning, thermal destruction, leaching or migration in or into the indoor or outdoor environment or on, onto, into or out of any property owned or operated by such Person, including the movement of any Hazardous Materials or any waste, pollutant or other substance regulated or forming the basis of liability under any Environmental Law, including asbestos-containing materials, any special waste, pesticides, polychlorinated biphenyls ("PCBs"), petroleum or petroleum-derived substance or waste, or any constituent of such substance or waste through or in the air, soil, surface water, ground water or property. "Release" shall in any event include any "release" as defined in Section 101(22) of CERCLA, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

    "RENT PAYMENT DATE": each date on which an installment of rent is due and payable pursuant to Section 5 of this EXHIBIT A.

    "STIPULATED LOSS VALUE": with respect to any item of Equipment, the amount determined by multiplying the aggregated Advance Amounts with respect to such item of Equipment by the percentage set forth in SCHEDULE 2 to the Supplement pertaining thereto opposite the applicable Rent Payment Date: PROVIDED that any determination of Stipulated Loss Value as of the date occurring after the final Rent Payment Date with respect to such item of Equipment, shall be made as of such final Rent Payment Date.

    "SUPPLEMENT": each supplement executed and delivered by Lessee pursuant the Lease, satisfactory in form and substance to Lessor.

    "TAX" or "TAXES": any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, use, property (personal and real, tangible and intangible), intangibles, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, together with any and all penalties, fines, additions and interest thereon.

    "TERMINATION VALUE": with respect to any item of Equipment the amount determined by multiplying the Advance Amount of such item of Equipment by the percentage set forth in Schedule 3 to the Supplement pertaining thereto opposite the applicable Rent Payment Date.

7. NOTICES. All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when sent by facsimile transmission with telephonic confirmation of receipt, sent by hand or by a nationally recognized overnight courier against receipt, or deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the following persons may from time to time designate in writing to the other persons listed below:

    THE CIT GROUP/EQUIPMENT                    NATIONAL FIBERSTOCK CORPORATION
    FINANCING, INC.,                           5775 Peachtree Dunwoody Road
    1211 Avenue of the Americas                Suite C-150
    21st Floor                                 Atlanta, Georgia 30342
    New York, New York 10036
    Telecopier No. (212) 536-1385              Telecopier No._________________
    Attention: Senior Vice President Credit    Attention: ____________________

8. COMMITMENT FEE. Lessor acknowledges receipt from Lessee of a commitment fee in the amount of $28,920.00 (the "COMMITMENT FEE"). Lessee agrees that $13,000 of the Commitment fee is in all events non-refundable. Lessor agrees to refund to Lessee after the expiration of the commitment period hereunder and completion by Lessor of all follow-up matters related to the transactions contemplated by the Lease, as the refundable portion of the Commitment Fee, the amount determined in accordance with the following formula and the following proviso:

Refund =      $15,920.00          Aggregate Advance Amounts with respect to all
                             X    Equipment leased hereunder - not to exceed
                                  the amount of Lessor's commitment
                                  ---------------------------------------------

                                       Total amount of Lessor's commitment

PROVIDED, however, that such refund shall be net of any out-of-pocket fees, costs, disbursements and expenses incurred by Lessor in connection with the transactions contemplated hereby. Lessee agrees that the difference, if any, between the amount of the Commitment Fee and the amount determined in accordance with the foregoing formula and proviso shall be retained by Lessor.

THE PROVISIONS SET FORTH IN THIS EXHIBIT A ARE INCORPORATED IN AND MADE A PART OF THE MASTER LEASE AGREEMENT BETWEEN LESSOR AND LESSEE DATED AS OF 12-4, 1995.

THE CIT GROUP/EQUIPMENT FINANCING,              NATIONAL FIBERSTOK CORPORATION
FINANCING, INC., a New York corporation         a Delaware corporation

By:                                             By: /s/RM Miklas
    -----------------------------------             ---------------------------
Title:  VP                                      Title: PRESIDENT & CEO
       --------------------------------                ------------------------

                            ASSIGNMENT OF PURCHASE ORDERS
                            -----------------------------


WHEREAS, NATIONAL FIBERSTOK CORPORATION (the "Company") has executed and delivered the purchase orders listed in Exhibit I attached hereto, to the vendors shown in such Exhibit I (the "Purchase Orders"), which Purchase Orders cover the property described in such Exhibit I (the "Equipment:); and


    WHEREAS, the Company desires to assign to THE CIT GROUP/EQUIPMENT
FINANCING, INC. ("CIT") certain of its rights and obligations under the Purchase Orders so that CIT might purchase and take title to the Equipment in the Company's stead.


    NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. The Company (a) represents and warrants that the Purchase Orders constitute the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to CIT all of its rights under the Purchase Orders; (c) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.


    2. Pursuant to this Assignment, CIT shall, at such time as the Equipment is subjected to a lease between the Company and CIT, become responsible for payment of the purchase price for the Equipment; provided, however, that the Company hereby agrees with CIT that the Company shall continue to be responsible for the actual performance of all other obligations under the Purchase Orders and the Company agrees to hold harmless and indemnify CIT from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.


    3. This Assignment is between the Company and CIT and shall not inure to the benefit of or be enforceable by any other party.

    IN WITNESS WHEREOF, the parties have duly executed this Assignment by their authorized representatives as of the date opposite their respective signatures.


NATIONAL FIBERSTOK CORPORATION         THE CIT GROUP/EQUIPMENT
                                            FINANCING, INC.

By:  /s/ RM Miklas                          By:
    -----------------------------               ------------------------------
Title:  PRESIDENT & CEO                     Title:  VP
       --------------------------                  ---------------------------
                                            Date:  12-21-95
                                                  ----------------------------

                                   EXHIBIT I
                                   ---------

    Exhibit I to that certain Assignment of Purchase Orders between THE CIT GROUP/EQUIPMENT FINANCING, INC. and NATIONAL FIBERSTOK CORPORATION.


                                                                Purchase
Vendor        Qty.           Order No.           Model         Description
- ------        ----           ---------           -----         -----------

                      SECRETARY'S CERTIFICATE OF GUARANTOR

    I, Scott P. Ebert, DO HEREBY CERTIFY to THE CIT/GROUP/EQUIPMENT FINANCING, INC. that I am the Secretary of Assistant Secretary of DEC INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"); that I am the keeper of the corporate records, including, without limitation, the Charter, By-laws and the minutes of the meetings of the Board of Directors of the Corporation; that the following is a true, accurate and compared transcript of the resolutions contained in the Minute Book of the Corporation, duly adopted by the Board of Directors on Aug. 1, 1995, by unanimous written consent thereof or at a meeting of the Board of Directors duly held thereon, at which time a quorum was present and acted throughout; that the Corporation was authorized to transact the business hereinafter described, and that said resolutions have not been amended or rescinded, and are in full force and effect:

    "WHEREAS, the Corporation will benefit by one or more loans, now, or hereafter made by The CIT/Group Equipment Financing, Inc. ("CIT") to National Fiberstok Corporation (the "Debtor"); and

    WHEREAS, the Board of Directors has determined that it is to the benefit and in the direct interest of the Corporation to guarantee the obligations of Debtor arising out of the aforesaid loan or loans.

    NOW THEREFORE, be it

    RESOLVED, that any of the officers of the Corporation or their duly elected or appointed successors in the office be and they are hereby authorized and empowered in the name of and on behalf of the Corporation to guarantee to CIT the obligations of Debtor in connection with said loan or loans; and be it further

    RESOLVED, that any officer of this Corporation be and is hereby authorized to execute on behalf of the Corporation a guaranty of Debtor's obligations to CIT and any and all other documents required by CIT and containing such terms and conditions as such officer deems advisable; and be it further

    RESOLVED, that all that any such officer shall have done or may do in connection with the matters set forth above is hereby ratified, confirmed and approved; and be it further

    RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by CIT and that receipt of such further notice shall not affect any action taken prior thereto; and be it further

    RESOLVED, that the Secretary of Assistant Secretary be and is hereby authorized and directed to certify to CIT the foregoing resolutions and that the provisions thereof are in conformity with the Charter an By-laws of the Corporation."

    I DO FURTHER CERTIFY that there are no restrictions imposed by the Charter or By-laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

    I DO FURTHER CERTIFY that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of whom has been duly elected to hold and currently holds the office of the Corporation set forth opposite such officer's name:

    NAME                OFFICE              SIGNATURE
    ----                ------              ---------
    R.M.Miklas          President           /s/ RM Miklas
                                            -------------

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of Dec., 1995.


                                            /s/ Scott P. Ebert
                                            -------------------------------
                                            SECRETARY OR ASSISTANT SECRETARY OF
                                            DEC INTERNATIONAL, INC.
                                            "SEAL"
                                                                     Page 1 OF 1